                                                                 Exhibit 10.53



                        CHEMGENICS PHARMACEUTICALS, INC.
                               One Kendall Square
                                  Building 300
                               Cambridge, MA 02139

                        MILLENNIUM PHARMACEUTICALS, INC.
                               640 Memorial Drive
                               Cambridge, MA 02139


                                January 18, 1997



PerSeptive BioSystems, Inc.
500 Old Connecticut Path
Framingham, MA  01701

Gentlemen:

     ChemGenics Pharmaceuticals, Inc. ("ChemGenics") proposes to enter into an Agreement and Plan of Merger substantially in the form of the draft dated January 17, 1997 which was delivered to you (the "Merger Agreement") with Millennium Pharmaceuticals, Inc., a Delaware corporation ("Millennium") and CPI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Millennium ("CPI"), pursuant to which, among other things, CPI will be merged with and into ChemGenics and ChemGenics will become a wholly-owned subsidiary of Millennium (the "Merger"). Effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time") shares of common stock $.001 par value, of ChemGenics ("ChemGenics Common Stock") immediately prior to the Merger will be converted into the right to receive shares ("Merger Shares") of Common Stock, $.001 par value of Millennium ("Millennium Common Stock") in accordance with the terms of the Merger Agreement.

     Reference is hereby made to:

          i. the Warrant for the Purchase of Shares of Common Stock of ChemGenics, registered in the name of PerSeptive BioSystems, Inc. ("PBIO") and representing the right to purchase up to 4,896,335 shares of ChemGenics Common Stock, at an exercise price of $5.00 per share (the "Warrant");



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PerSeptive BioSystems, Inc.
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          ii.   the Promissory Note dated December 18, 1996 made in favor of
                PBIO by ChemGenics in the principal amount of $3,000,000 (the "Note");

          iii. the Master Agreement dated May 7, 1996 between ChemGenics and PBIO, as amended by a Letter Agreement dated November 22, 1996 and as further amended by the Omnibus Amendment Agreement dated December 18, 1996 (collectively, the "Master Agreement");

          iv. the License Agreement dated as of June 28, 1996 by and among ChemGenics, PBIO and PBIO's wholly-owned subsidiary, PerSeptive Technologies II Corporation, a Delaware corporation ("PTC-II") and Vestec Corporation, a Texas corporation which was subsequently merged with and into PBIO (the "License Agreement");

          v. the Consulting and Interim Services Agreement dated June 28, 1996 by and between ChemGenics and PBIO, as amended by the Omnibus Amendment Agreement (the "Consulting and Services Agreement");

          vi. the Standstill and Registration Rights Agreement dated as of June 28, 1996 by and between ChemGenics and PBIO, as amended by the Omnibus Amendment Agreement (the "Standstill and Registration Agreement");

          vii. the Confidentiality and Non-Competition Agreement dated as of June 28, 1996 by and between ChemGenics and PBIO (the "Confidentiality Agreement"); and

          viii. the Sublease Agreement dated June 28, 1996 by and between ChemGenics and PBIO (the "Sub-lease").

     Now therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned parties hereto agree as follows:

A.   WARRANT
     -------

     1. The undersigned hereby acknowledge and agree that:



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PerSeptive BioSystems, Inc.
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          i.    at the Effective Time, PBIO shall surrender the Warrant to
                ChemGenics and shall receive as consideration for such surrender a payment by either Millennium or ChemGenics of $1,000,000 by wire transfer;

          ii. from the date hereof until the Effective Time, PBIO shall not exercise its right under the Warrant to acquire shares of ChemGenics Common Stock, to the extent such Warrant is presently exercisable, or transfer, assign, pledge or hypothecate the Warrant in any way;

          iii. the provisions of Section 9 of the Warrant shall not apply to the Merger described herein; and

          iv. from and after the Effective Time, the Warrant shall be of no further force and effect and shall be cancelled by ChemGenics.

B.   NOTE
     ----

     1. In accordance with Section 1 of the Note, PBIO hereby acknowledges that upon the Merger the Note is payable in full and, accordingly, at the Effective Time, PBIO shall surrender the Note to ChemGenics for cancellation and shall receive from either Millennium or ChemGenics by wire transfer the sum of $3,000,000 plus all accrued interest under the Note in full satisfaction and discharge of ChemGenics' obligations under the Note.

C.   MASTER AGREEMENT
     ----------------

     1. The undersigned hereby confirm and acknowledge that any remaining executory provisions of the Master Agreement shall continue in full force and effect after the Merger except as follows:

          i. PBIO's right of first refusal set forth in Section 5.06 shall terminate as of the Effective Time;

          ii. the post-closing covenants set forth in Sections 8.02, 8.03 and 8.04, having been superseded by the Consulting and Service Agreement, the Sublease Agreement and the Standstill and Registration Agreement, and Section 8.06 will terminate as of the Effective Time;

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PerSeptive BioSystems, Inc.
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          iii.  Section 10.05 is deleted in its entirety and a new Section 10.05 is inserted in lieu thereof which shall read as follows:

                     "10.05 ASSIGNMENT. Neither this Agreement nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties; PROVIDED, HOWEVER that ChemGenics may, upon written notice to PerSeptive, assign this Agreement to any Control Affiliate (as such term is defined in the License Agreement, as amended) which agrees to be bound by the terms of this Master Agreement and any other applicable agreement."

          iv. Notwithstanding Section 10.15 of the Agreement, all of the representations and warranties set forth in the Agreement shall terminate as of the Effective Time; and

          v. Provisions of the Master Agreement which pertain to specific provisions included in subsequent agreements executed by the applicable parties (such as, by way of example, Section 1.01(B) of the Master Agreement) shall be terminated or modified to the extent terminated or modified in such subsequent agreements.


D.   LICENSE AGREEMENT
     -----------------

     1. The undersigned hereby acknowledge and confirm that the License Agreement will remain in full force and effect after the Merger except as follows:

          i. Section 2.1.1 is amended such that a new Section 2.1.1(d) is added which reads as follows:

                     "(d) Upon written notice to PerSeptive, ChemGenics will have the right to grant sublicenses under the licenses granted pursuant to Section 2.1.1(a) and Section 2.1.1(b) above to any direct or indirect 100% parent or direct or indirect wholly-owned subsidiary of ChemGenics or its parent (a "Control Affiliate") which agrees in writing with PerSeptive to be bound by the Non-Competition Agreement, as amended (as defined in the Master Agreement); PROVIDED THAT any sublicense granted by ChemGenics under this Agreement shall be subject and


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PerSeptive BioSystems, Inc.
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                     subordinate to, and consistent with, the terms and
                     conditions of this Agreement.

          ii. Section 2.1.2 is deleted in its entirety and a new Section 2.1.2 is inserted in lieu thereof which reads as follows:

                     "2.1.2. RESTRICTIONS ON FUTURE LICENSES. Except for the licenses and rights granted by Section 2.1.1 hereof, PerSeptive reserves the exclusive (against ChemGenics and all other Persons) worldwide right to develop and use, and to license to any Person and authorize future sublicenses with respect to, the Associated Technology and the PerSeptive Patent Rights and to develop, make, have made, use, offer to sell, sell and import products and/or provide services utilizing or Covered By the Licensed Technology within or outside of the Field."

          iii. Section 2.1.3 of the License Agreement is amended such that the words "other than Section 2.1.2 hereof" shall be deleted from the sixth line on page 4 of the License Agreement, and the words "and 2.1.2" shall be deleted from the second to last line.

          iv. Section 14 is deleted in its entirety and a new Section 14 is inserted in lieu thereof which shall read as follows:

                          "14.  SUCCESSORS AND ASSIGNS.

                          The terms and provisions of this agreement shall inure
                     to the benefit of, and be binding upon, PerSeptive, ChemGenics, and their respective successors and assigns, subject to the terms of Section 9.4 hereof and the remainder of this Section 14; PROVIDED, HOWEVER, ChemGenics may not assign or otherwise transfer this Agreement and any of its rights and interests, or delegate any of its obligations hereunder, except to a Control Affiliate, which Control Affiliate agrees in writing to be bound by this Agreement and the Non-Competition Agreement as amended (as defined in the Master Agreement). In the event that either Party shall consolidate or merge with another Person (other than an acquisition by such Party of another Person where the

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PerSeptive BioSystems, Inc.
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                     stockholders of such Party (or any subsidiary thereof)
                     after such transaction directly or indirectly own at least a majority of the voting stock of the combined or acquired Person and, in the case of ChemGenics, other than a Person which is a Control Affiliate of ChemGenics); or convey, sell or lease to another Person (other than, in the case of ChemGenics, a Person which is a Control Affiliate) all or substantially all of the stock, assets or business of such Party and its subsidiaries, taken as a whole, or if there shall be a Change of Control of such Party (other than, in the case of ChemGenics, a Change in Control involving only ChemGenics and a Control Affiliate of ChemGenics), then (i) if such transaction is negotiated by such Party, such Party shall give the other Party written notice identifying the acquiring person and the material terms of the transaction at least thirty (30) days prior to the closing thereof and
                     (ii) the Parties shall negotiate in good faith to determine whether any changes shall be appropriate in this Agreement and/or in the consideration due to PerSeptive for the licenses granted herein as a result of the proposed transaction and the changed relationship of the Parties resulting therefrom, subject to PerSeptive's right to terminate the licenses granted herein pursuant to Section
                     9.4 hereof. If the Parties are unable to agree that any such changes should be made prior to the closing of the proposed transaction, then the licenses granted herein shall continue unaffected thereby upon the consummation of the transaction, subject to PerSeptive's right to terminate such licenses pursuant to Section 9.4. Any attempt to assign or delegate any portion of this Agreement in violation of this Section 14 shall be null and void. Subject to the foregoing, any reference to PerSeptive and ChemGenics hereunder shall be deemed to include the permitted successors thereto and assigns thereof."

     2. PBIO and PTC hereby acknowledge and confirm that Millennium does not constitute a "PerSeptive Competitor", as such term is defined in the License Agreement.

     3. PBIO and PTC hereby waive their rights to thirty (30) days' prior


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PerSeptive BioSystems, Inc.
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Page 7


written notice of the identity of the acquiror and the material terms of the Merger as set forth in Section 14 of the License Agreement.

     4. PBIO and PTC hereby consent to the Merger and acknowledge and agree that the Merger does not constitute an assignment or transfer of the License Agreement by ChemGenics.


     5. The undersigned hereby agree that as soon as practicable after the Effective Time they will negotiate to amend the License Agreement to allow ChemGenics to also grant sublicenses under, or assign, the License Agreement to Affiliates (as such term is defined in the License Agreement), under terms and conditions that accommodate PerSeptive's business interests.

E.   CONSULTING AND SERVICES AGREEMENT
     ---------------------------------

     1. PBIO hereby acknowledges and agrees that the consummation of the Merger shall not constitute an assignment of the Consulting and Services Agreement by ChemGenics and that on or after the Effective Date, the Consulting and Services Agreement shall remain in full force and effect.

     2. The sixth paragraph of Section 4 of the Consulting and Services Agreement is hereby deleted and a new paragraph is inserted in lieu thereof which reads as follows:

          "Without PBIO's express written consent, no Equipment loaned to ChemGenics pursuant to this Agreement shall be furnished to any Partner or any other third party, or otherwise removed from ChemGenics' facility, unless it has been purchased or leased from ChemGenics for fair consideration as described above, provided that nothing contained herein shall prevent ChemGenics form utilizing such Equipment in the ordinary course of its business with any Partner, and FURTHER PROVIDED, that ChemGenics may, without PBIO's express written consent, furnish Equipment to any corporation, or unincorporated organization or other entity that directly or indirectly controls, is controlled by or is under common control with ChemGenics."

     3. PBIO hereby waives any rights to thirty (30) days' prior notice of the identity of the acquiror and the material terms of the Merger as set forth in
Section 10(c) of the Consulting and Services Agreement.


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PerSeptive BioSystems, Inc.
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     4. PBIO hereby acknowledges that, pursuant to the terms of the Merger
Agreement, from and after the Effective Date, each one share of ChemGenics Common Stock held of record by PBIO immediately prior to the Effective Date shall be converted into the right to receive such number of shares of Millennium Common Stock as is determined pursuant to the terms of the Merger Agreement (the "Merger Shares"). The Merger Shares shall continue to be subject to the repurchase option set forth in Section 5 of the Consulting and Services Agreement and, furthermore, Section 5 be and hereby is amended such that it reads in its entirety as follows:

          "5. CERTAIN CONSEQUENCES OF NONCOMPLIANCE. In the event PBIO does not provide the Equipment and Supplies required by Sections 3 and 4 of this Agreement, or the Consulting Services required by Section 2 of this Agreement, ChemGenics shall provide written notice of such failure to PBIO.
     If PBIO fails to cure such failure within thirty (30) days following receipt of the first such notice, twenty (20) days following receipt of the second such notice or ten (10) days following receipt of any further notice, or if such failure is not curable in such period PBIO fails to commence to cure same within such period and thereafter diligently continue to prosecute such cure and in any event fails to cure such failure within an additional twenty (20) days, Millennium Pharmaceuticals , Inc. (the parent corporation of ChemGenics) ("Millennium") shall have the option for a period of ninety (90) days following the termination of the grace period following such notice to purchase from PBIO and PBIO shall be obligated to sell to Millennium at an aggregate price of $1.00, all or any part of the number of the Earnout Shares (the "Shares") set forth below (the
     "Repurchase Option").


                       Date of Default*                     Number of Shares**
                       ---------------                      ----------------
                 July 1, 1996 - June 30, 1997                   662,500
                 July 1, 1997 - June 30, 1998                   441,667
                 July 1, 1998 - June 30, 1999                   220,833
                          Thereafter                                  0

          * The applicable number of shares shall be determined by the period in which the date of default, set forth in the relevant default notice, occurs.

          ** ChemGenics has entered into an Agreement and Plan of Merger dated January __, 1997 (the "Merger Agreement") with Millennium and a wholly-owned subsidiary of Millennium pursuant to which ChemGenics will become a wholly-owned subsidiary of Millennium (the "Merger"). Effective upon the filing of the Certificate of Merger with the


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          Secretary of State of the State of Delaware (the "Effective Time")
          shares of common stock $.001 par value, of ChemGenics ("ChemGenics Common Stock") immediately prior to the Merger will be converted into the right to receive shares of Common Stock, $.001 par value of Millennium ("Millennium Common Stock") in accordance with the terms of the Merger Agreement. The Earnout Shares in the foregoing table consist of shares of ChemGenics Common Stock. Upon the occurrence of the Effective Time, the number of Earnout Shares listed in such table shall be replaced by the number of shares of Millennium Common Stock received by ChemGenics in the Merger, calculated in accordance with the Exchange Ratio (as such term is defined in the Merger Agreement) set forth in the Merger Agreement.

          In the event Millennium shall be entitled to and shall elect to exercise the Repurchase Option, it shall give PBIO written notice specifying the number of Shares which Millennium elects to purchase and specifying a date for closing hereunder, which date shall be not more than thirty (30) calendar days after the giving of such notice. The closing shall take place at Millennium's principal offices or such other location in the greater Boston, Massachusetts areas as Millennium may reasonably designate in such notice. At the closing, PBIO shall deliver the Shares being purchased against the simultaneous delivery of the purchase price by Millennium.

          If PBIO notifies Millennium that it disagrees with Millennium's assertion that there is a default, and notifies Millennium of the same within fifteen (15) calendar days after PBIO's receipt of notice thereof, the matter will be referred to and determined by arbitration pursuant to
     Section 10.8 of the Master Agreement.

          In the event that PBIO fails to deliver the Shares as required by this Agreement, Millennium may elect (a) to establish a segregated account to receive the payment of the repurchase price, such account to be turned over to PBIO upon delivery of the certificates representing such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from PBIO to Millennium and to treat PBIO and such Shares in all respects as if delivery of the certificates representing such Shares had been made as required by this Agreement. PBIO hereby irrevocably grants Millennium a power of attorney for the purpose of effectuating the foregoing.

          If Millennium shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of


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PerSeptive BioSystems, Inc.
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Page 10


     Millennium to the holders of its Common Stock, the number of shares of stock or other securities of Millennium issued with respect to the Shares then subject to the Repurchase Option shall be added to the Shares then subject to the Repurchase Option without any change in the aggregate purchase price. If Millennium shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Shares then subject to the Repurchase Option shall be added to the Shares covered by the Repurchase Option without any change in the aggregate purchase price.

          If the outstanding shares of Millennium Common Stock shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of Millennium, or if Millennium shall be a part to any capital reorganization, there shall be substituted for the Shares then covered by the Repurchase Option such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Shares subject to the Repurchase Option immediately prior thereto, without any change in the aggregate purchase price."

F.   STANDSTILL AND REGISTRATION AGREEMENT
     -------------------------------------

     1. The undersigned hereby acknowledge that the Standstill and Registration Agreement shall remain in full force and effect, PROVIDED, HOWEVER, that Sections 2.02 and 2.03 and Article III shall be deleted in their entirety.

G.   CONFIDENTIALITY AGREEMENT
     -------------------------

     1. The undersigned hereby agree that the Merger does not constitute an assignment of the Confidentiality Agreement and that such Confidentiality Agreement shall remain in full force and effect, PROVIDED, HOWEVER, that Sections 1 and 2 shall be deleted from the Confidentiality Agreement in their entirety.

H.   SUBLEASE
     --------

     1. In accordance with Article 12 of the Sublease, PBIO hereby consents to the Merger, to the extent that the Merger constitutes as "assignment" under the provisions of Article 12.

     2. PBIO agrees to use its best efforts to obtain any consents or waivers of


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PerSeptive BioSystems, Inc.
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the Overlandlord (as defined in the Sublease) to the extent required to accommodate the change and control of ChemGenics resulting from the Merger.

     3. Upon and subject to the occurrence of the Effective Time, the undersigned agree to negotiate in good faith any such amendments or modifications of the Sublease which the parties may deem appropriate to account for the Merger.

I.   APPROVAL OF MERGER
     ------------------

     1. PBIO agrees to (a) vote (or consent by written action) as to all shares of ChemGenics Common Stock that are beneficially owned by the undersigned, or as to which the undersigned has voting authority, in favor of the adoption of the Merger Agreement and the approval of the Merger and (b) otherwise use the undersigned's best effort to assure that the Merger Agreement is adopted and the Merger is approved by the requisite vote (or written consent) of stockholders of ChemGenics, in each case subject to the satisfaction of the other conditions precedent to ChemGenics' obligation to consummate the Merger.

J.   "ACCREDITED INVESTOR" REPRESENTATION
     ------------------------------------

     1. PBIO represents that it is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities and Exchange Commission. PBIO agrees to execute and deliver such documents and instruments (including an Investor Questionnaire) and to make such representations as shall be reasonably requested by Millennium to ensure that the issuance and delivery of the Merger Shares in connection with the Merger is exempt from the registration requirements of the Securities Act of 1933, as amended.

K.   LOCK-UP AGREEMENT
     -----------------

     1. PBIO agrees that, with respect to (i) 100% of the Merger Shares issued and delivered to it pursuant to the Merger for the period commencing on the Effective Time and ending on the date that the Registration Statement on Form S-3 to be filed by Millennium is effective with respect to the sale of the Merger Shares (the "Date of Effectiveness"), (ii) as to 50% of such Merger Shares with respect to the period commencing on the Date of the Effectiveness and ending on July 31, 1997, and (iii) as to 25% of such Merger Shares with respect to the period commencing on August 1, 1997 and ending on September 30, 1997, PBIO shall not sell, exchange, transfer, assign, pledge, dispose of or engage in any other transaction with respect to the foregoing amounts of the Merger Shares, including a transaction or arrangement that reduces the risk of loss by short sale, hedging or otherwise.


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Page 12


L.   TAX REPRESENTATIONS
     -------------------

     1. PBIO shall make customary, reasonable and appropriate representations to tax counsel to Millennium and ChemGenics to enable such firms to render opinions as to the tax-free nature of the Merger.

M.   MISCELLANEOUS
     -------------

     1. From and after the Effective Date, notices required to be given to ChemGenics under any of the agreements set forth herein shall be sent to:

                                 ChemGenics Pharmaceuticals, Inc.
                                 c/o Millennium Pharmaceuticals, Inc.
                                 640 Memorial Drive
                                 Cambridge, MA 02139

                                 with a copy to:

                                 Hale and Dorr LLP
                                 60 State Street
                                 Boston, MA  02109
                                 Attn:  Steven D. Singer, Esq.

     2. To the extent that the amendment or modification of any agreement hereunder amends or modifies the terms and conditions of any other agreement hereunder, such other agreement shall be deemed to be so amended or modified.

     3. The undersigned hereby agree that, if the Effective Time does not occur by August 31, 1997 or if the Merger Agreement shall be terminated in accordance with the provisions of Section 6.1 thereof, then this Letter Agreement shall terminate and be of no further force or effect and all obligations of the undersigned hereunder shall become null and void.

     4. This Letter Agreement shall be governed by and construed in accordance with the internal law (and not the law of conflicts) of the State of Delaware.

     5. This Letter Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


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PerSeptive BioSystems, Inc.
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Page 13


     IN WITNESS WHEREOF, the parties hereto have executed this Letter Agreement as of the date first written above.

                                                CHEMGENICS PHARMACEUTICALS, INC.


                                                By: /s/ Barry Berkowitz
                                                   -----------------------------
                                                   Title: President


                                                PERSEPTIVE BIOSYSTEMS, INC.

                                                By: /s/ Noubar Afeyan
                                                   -----------------------------
                                                   Title: President

                                                MILLENNIUM PHARMACEUTICALS, INC.

                                                By: /s/ Mark J. Levin
                                                   -----------------------------
                                                   Title: President


                                                PERSEPTIVE TECHNOLOGIES II
                                                CORPORATION

                                                By: /s/ Noubar Afeyan
                                                   -----------------------------
                                                   Title: President